United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 3, 2023 (September 28, 2023)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 S Craig Place
Lombard, Illinois 60148

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (217) 615-1216

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Trust Agreement

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the special meeting (defined below), on September 29, 2023, Welsbach Technology Metals Acquisitions Corp. (the “Company” or “WTMA”) and Continental Stock Transfer & Trust Company entered into an amendment to the Investment Management Trust Agreement, dated September 29, 2023, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”). A copy of the amendment to the Trust Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Entry into Non-Redemption Agreements

As previously disclosed, Welsbach Acquisition Holdings LLC (the “Sponsor”) and the Company intended to discuss with certain of the Company’s existing shareholders the terms and conditions of a potential non-redemption incentive offered to the Company’s existing shareholders, including, but not limited to, entry into customary non-redemption agreements where, in exchange for a shareholder’s agreement not to redeem certain shares of the Company’s common stock (the “Non-Redeemed Shares”) in connection with the special meeting of the stockholders of the Company (the “Special Stockholder Meeting”) to approve, amongst other, an extension of time for the Company to consummate an initial business combination (the “Extension Amendment Proposal”) for an additional nine months from September 30, 2023 to June 30, 2024, the Company and the Sponsor would agree to cause the surviving entity of any future Company initial business combination (“MergeCo”) to issue to such shareholders a certain number of additional ordinary or common shares of MergeCo immediately following the consummation of an initial business combination, if they continue to hold such Non-Redeemed Shares through the Special Stockholder Meeting. A form of non-redemption agreement (the “Non-Redemption Agreement) was attached as Exhibit 10.1 to the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2023.

As of the date hereof, the Sponsor and the Company have entered into Non-Redemption Agreements with several unaffiliated third parties (the “Investors”) on substantially the same terms in exchange for their agreement to not redeem an aggregate of 2,432,185 ordinary shares in the Company at the Special Stockholder Meeting. In exchange for the foregoing commitment not to redeem such shares, the Sponsor has agreed to cause MergeCo to issue to such Investors an aggregate of 535,079 ordinary shares of MergeCo immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Stockholder Meeting. The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

Entry into Working Capital Note

On September 28, 2023, the Company issued a promissory note (the “Working Capital Note”) in the principal amount of $22,000 to the Sponsor in exchange for cash for an aggregate total Working Capital Loan of $484,000 as of the date hereof. The Working Capital Note is a non-interest bearing, unsecured promissory note that will not be repaid in the event that the Company is unable to close an initial business combination unless there are funds available outside the trust account to do so. Such Working Capital Note would either be paid upon consummation of the initial business combination out of the proceeds of the trust account released to the Company or, at the Sponsor’s discretion, converted, in full or in part, upon consummation of the initial business combination into additional private units at a price of $10.00 per unit. Additional Working Capital Notes may be funded at the discretion of the Sponsor, in total amounts for the Working Capital Notes series not to exceed $1.5 million.

Any units issued upon conversion of the Working Capital Note will be registrable securities pursuant to the Company’s registration rights agreement dated as of December 27, 2021, a form of which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on December 21, 2021.

The foregoing description is qualified in its entirety by reference to the Form of Working Capital Note, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03 to the extent required herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the special meeting, on September 29, 2023, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter”) which became effective upon filing. A copy of the certificate of amendment to the Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 29, 2023, the Company held a special meeting of its stockholders (the “special meeting”). On August 11, 2023, the record date for the special meeting, there were 5,913,698 shares of common stock of the Company entitled to be voted at the special meeting, approximately 84.111% of which were represented in person or by proxy at the special meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the special meeting are as follows:

1. Charter Amendment Proposal

The stockholders approved the proposal to amend (the “Charter Amendment”) the Company’s Charter by allowing the Company to extend (the “Extension”) the date by which it has to consummate a business combination (the “Combination Period”) with a target (the “Target”) for up to an additional nine months, from September 30, 2023, to up to June 30, 2024. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,152,181	821,915	0

2. Trust Amendment Proposal

The stockholders approved the proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Trust Agreement, allowing the Company to extend the Combination Period for up to an additional nine months, from September 30, 2023, to up to June 30, 2024 (the “Trust Amendment”), for no contribution to the trust account. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,152,181	821,915	0

As there were sufficient votes at the time of the special meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to stockholders at the special meeting.

Item 8.01. Other Events.

In connection with the votes to approve the Extensions, the holders of 1,456,871 shares of common stock of the Company properly exercised, and as of the date hereof have not reversed, their right to redeem their shares for cash at a redemption price of approximately $10.82 per share, for an aggregate redemption amount of approximately $15.76 million, leaving approximately $23.52 million in the trust account, based on the approximately $39.28 million held in the trust account as of August 24, 2023 (less funds that may be withdrawn to pay taxes).

The Company has determined that it will not utilize any funds from its trust account to pay any potential excise taxes that may become due upon a redemption of the Company’s public shares in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between a target and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of a target. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of a Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account, if any, following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the potential lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete a PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of a Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on a target’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of a target and potential difficulties in employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against a target or against WTMA related to a Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or a target operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or a target’s business, a target’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in a registration statement on Form S-4 following identification of a target and execution of a Merger Agreement, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and a target and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither a target nor WTMA gives any assurance that either a target or WTMA, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Welsbach Technology Metals Acquisitions Corp., dated September 29, 2023

10.1	Amendment to the Investment Management Trust Agreement, by and between Welsbach Technology Metals Acquisitions Corp. and Continental Stock Transfer & Trust Company, dated September 29, 2023

10.2	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2023)

10.3	Working Capital Note (incorporated by reference to Exhibit 10.1 of the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on August 1, 2023)

99.1	Press Release, dated October 2, 2023, Announcing Extension of Time Period to Consummate a Business Combination

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2023

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director